UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

          At an analyst meeting held on March 9, 2010, Ken C. Hicks, Chairman of the Board and Chief Executive Officer of Foot Locker, Inc. (the “Company”), announced the Company’s new strategic plan, including a series of operating initiatives to grow its business, and long-term financial objectives. The meeting was webcast live, and a webcast replay, along with presentation slides, will be available until 5:00 p.m. ET on Wednesday, March 31, 2010, from the Investor Relations section of the Company’s website at http://www.footlocker-inc.com.

          On March 9, 2010, the Company issued a press release regarding the new strategic plan. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Foot Locker, Inc. dated March 9, 2010

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: March 9, 2010	By:	/s/ Gary M. Bahler
Senior Vice President, General Counsel
And Secretary